Exhibit 10.1

AMENDMENT NO. 2 TO THE
CADRENAL THERAPEUTICS, INC.
2022 SUCCESSOR EQUITY INCENTIVE PLAN

Dated: September 24, 2026

WHEREAS, the Board of Directors (the “Board”) of Cadrenal Therapeutics, Inc. (the “Company”) heretofore established the Cadrenal Therapeutics, Inc. 2022 Successor Equity Incentive Plan, as amended (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) available for grants of Awards thereunder by 323,542 shares to 1,000,000 shares (this “Amendment No. 2”);

WHEREAS, Section 18 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is desired or required by applicable law; and

WHEREAS, the Board has approved and authorized this Amendment No. 2 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 2.

NOW, THEREFORE, BE IT RESOLVED, subject to and effective upon receipt of the required approval of the Company’s stockholders, the Plan is hereby amended as follows:

1. Subject to approval of the Company’s stockholders, the first sentence of Section 2(a) of the Plan is hereby amended to read as follows:

“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 1,000,000 shares.”

2. Subject to approval of the Company’s stockholders, Section 2.1(b) of the Plan is hereby amended in its entirety, to read as follows:

“(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 1,000,000 shares.”

3. Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 as evidence of its adoption by the Board on the date set forth above.

CADRENAL THERAPEUTICS, INC.

By:	/s/ Quang X. Pham
Name:	Quang X. Pham
Title:	Chief Executive Officer